Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS
We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.
Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $335 million, $256 million and $218 million for 2013, 2012 and 2011, respectively.
Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer matching contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between UTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.
Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants receive additional shares in lieu of cash dividends. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2013, 30.6 million common shares had been allocated to employees, leaving 15.5 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.8 billion.
Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover a large number of our employees. Our plans use a December 31 measurement date consistent with our fiscal year.

(dollars in millions)	2013	2012
Change in Benefit Obligation:
Beginning balance	$35,708	$27,167
Service cost	569	500
Interest cost	1,373	1,331
Actuarial (gain) loss	(3,027)	2,855
Total benefits paid	(1,601)	(1,357)
Net settlement and curtailment gain	(53)	(90)
Plan amendments	224	(195)
Business combinations	—	5,235
Other	(167)	262
Ending balance	$33,026	$35,708

Change in Plan Assets:
Beginning balance	$29,928	$23,542
Actual return on plan assets	3,019	3,306
Employer contributions	236	516
Benefits paid from plan assets	(1,601)	(1,357)
Business combinations	—	3,800
Other	(227)	121
Ending balance	$31,355	$29,928

Funded Status:
Fair value of plan assets	$31,355	$29,928
Benefit obligations	(33,026)	(35,708)
Funded status of plan	$(1,671)	$(5,780)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$768	$643
Current liability	(74)	(105)
Noncurrent liability	(2,365)	(6,318)
Net amount recognized	$(1,671)	$(5,780)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$5,261	$10,215
Prior service credit	(37)	(322)
Net amount recognized	$5,224	$9,893

The amounts included in "Other" in the preceding table reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada, and the impact of settlements.
As part of the Goodrich acquisition on July 26, 2012, we assumed approximately $5.2 billion of pension projected benefit obligations and $3.8 billion of plan assets.
Qualified domestic pension plan benefits comprise approximately 74% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits are generally based on an employee's years of service and compensation near retirement. Effective January 1, 2015, this formula will change to the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. This plan change resulted in a $623 million reduction in the projected benefit obligation as of December 31, 2009 and an additional $204 million reduction in the projected benefit obligation as of July 26, 2012 when applied to legacy Goodrich salaried employees. Certain foreign plans, which comprise approximately 24% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.
We made no significant contributions to our domestic defined benefit pension plans and made $108 million of cash contributions to our foreign defined benefit pension plans in 2013. In 2012, we made $201 million of cash contributions to our domestic defined benefit pension plans and made $229 million of cash contributions to our foreign defined benefit pension plans.
Information for pension plans with accumulated benefit obligations in excess of plan assets:

(dollars in millions)	2013	2012
Projected benefit obligation	$22,142	$32,278
Accumulated benefit obligation	21,475	31,147
Fair value of plan assets	19,884	25,889

The accumulated benefit obligation for all defined benefit pension plans was $31.9 billion and $34.4 billion at December 31, 2013 and 2012, respectively.
The components of the net periodic pension cost are as follows:

(dollars in millions)	2013	2012	2011
Pension Benefits:
Service cost	$569	$500	$444
Interest cost	1,373	1,331	1,298
Expected return on plan assets	(2,107)	(1,944)	(1,834)
Amortization of prior service credits	(34)	(24)	(12)
Amortization of unrecognized net transition obligation	—	1	1
Recognized actuarial net loss	954	722	462
Net settlement and curtailment loss	1	77	16
Net periodic pension cost - employer	$756	$663	$375

Net settlements and curtailment gains for pension benefits includes curtailment gains of approximately $24 million related to, and recorded in, discontinued operations for the year ended December 31, 2013. Net settlements and curtailment losses for pension benefits includes curtailment losses of approximately $17 million related to, and recorded in, discontinued operations for the year ended December 31, 2012.
Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2013 are as follows:

(dollars in millions)
Current year actuarial gain	$(3,925)
Amortization of actuarial loss	(954)
Current year prior service cost	226
Amortization of prior service credit	34
Other	(50)
Total recognized in other comprehensive loss	$(4,669)
Net recognized in net periodic pension cost and other comprehensive loss	$(3,913)

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2014 is as follows:

(dollars in millions)
Net actuarial loss	$430
Prior service credit	(9)
$421

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2013	2012	2013	2012	2011
Discount rate	4.7%	4.0%	4.0%	4.6%	5.4%
Salary scale	4.2%	4.2%	4.2%	4.3%	4.4%
Expected return on plan assets	—	—	7.7%	7.7%	7.9%

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.
The plans' investment management objectives include maintaining an adequate level of diversification, reducing interest rate and market risk, and providing adequate liquidity to meet immediate and future benefit payment requirements. Globally, investment strategies target a mix of 55% to 65% of growth seeking assets and 35% to 45% income generating and hedging assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within public equities, 10% of the total investment portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations to distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of mainly government and broadly diversified high quality corporate bonds.
The plans have continued their pension risk management techniques designed to reduce the plan's interest rate risk. More specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy. Under this objective the interest rate hedge is dynamically increased as funded status improves. The hedging programs incorporate a range of assets and investment tools, each with ranging interest rate sensitivity. The investment portfolios are currently hedging approximately 40% to 50% of the interest rate sensitivity of the pension plan liabilities.
The fair values of pension plan assets at December 31, 2013 and 2012 by asset category are as follows:

(dollars in millions)	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category:
Public Equities
Global Equities	$6,840	$1	$—	$6,841
Global Equity Commingled Funds [1]	—	4,881	—	4,881
Enhanced Global Equities [2]	261	2,241	500	3,002
Private Equities [3]	—	—	1,339	1,339
Fixed Income Securities
Governments	424	1,307	—	1,731
Corporate Bonds	—	8,461	296	8,757
Structured Products [4]	—	80	—	80
Real Estate [5]	—	13	1,800	1,813
Other [6]	—	2,110	—	2,110
Cash & Cash Equivalents [7]	2	207	—	209
Subtotal	$7,527	$19,301	$3,935	30,763
Other Assets & Liabilities [8]				592
Total at December 31, 2013				$31,355
Public Equities
Global Equities	$6,413	$—	$—	$6,413
Global Equity Commingled Funds [1]	—	4,114	—	4,114
Enhanced Global Equities [2]	169	1,959	447	2,575
Private Equities [3]	—	—	1,202	1,202
Fixed Income Securities
Governments	1,003	1,421	—	2,424
Corporate Bonds	—	7,699	276	7,975
Structured Products [4]	—	21	—	21
Real Estate [5]	—	19	1,785	1,804
Other [6]	—	2,182	—	2,182
Cash & Cash Equivalents [7]	1	364	—	365
Subtotal	$7,586	$17,779	$3,710	29,075
Other Assets & Liabilities [8]				853
Total at December 31, 2012				$29,928

Note 1	Represents commingled funds that invest primarily in common stocks.

Note 2
Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.

Note 3	Represents limited partner investments with general partners that primarily invest in debt and equity.

Note 4	Represents mortgage and asset-backed securities.

Note 5	Represents investments in real estate including commingled funds and directly held properties.

Note 6	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.

Note 7	Represents short-term commercial paper, bonds and other cash or cash-like instruments.

Note 8	Represents trust receivables and payables that are not leveled.
Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.
Our common stock represents approximately 3% of total plan assets at December 31, 2013 and 2012. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.
The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(dollars in millions)	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2011	$239	$1,159	$110	$1,364	$2,872
Plan assets acquired	63	—	—	79	142
Realized gains	1	174	3	6	184
Unrealized (losses) gains relating to instruments still held in the reporting period	31	(14)	51	115	183
Purchases, sales, and settlements, net	113	(117)	112	221	329
Balance, December 31, 2012	447	1,202	276	1,785	3,710
Realized gains	—	195	—	20	215
Unrealized (losses) gains relating to instruments still held in the reporting period	50	(9)	2	102	145
Purchases, sales, and settlements, net	3	(49)	18	(107)	(135)
Balance, December 31, 2013	$500	$1,339	$296	$1,800	$3,935

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments. Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.
Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples. Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.
ESTIMATED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS
We expect to make contributions of approximately $275 million to our foreign defined benefit pension plans in 2014. Although we are not required to make contributions to our domestic defined benefit pension plans through the end of 2016, we may elect to make discretionary contributions in 2014. Contributions do not reflect benefits to be paid directly from corporate assets.
Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $1,710 million in 2014, $1,732 million in 2015, $1,802 million in 2016, $1,886 million in 2017, $1,966 million in 2018, and $10,834 million from 2019 through 2023.
Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 89% of the benefit obligation. The postretirement plans are unfunded.

(dollars in millions)	2013	2012
Change in Benefit Obligation:
Beginning balance	$1,106	$784
Service cost	3	3
Interest cost	38	37
Actuarial (gain) loss	(62)	45
Total benefits paid	(119)	(107)
Business combinations	—	328
Other	21	16
Ending balance	$987	$1,106

Change in Plan Assets:
Beginning balance	$—	$—
Actual return on plan assets	—	—
Employer contributions	95	85
Benefits paid from plan assets	(119)	(107)
Other	24	22
Ending balance	$—	$—

Funded Status:
Fair value of plan assets	$—	$—
Benefit obligations	(987)	(1,106)
Funded status of plan	$(987)	$(1,106)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(86)	$(91)
Noncurrent liability	(901)	(1,015)
Net amount recognized	$(987)	$(1,106)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(124)	$(65)
Prior service credit	(1)	(11)
Net amount recognized	$(125)	$(76)

As part of our acquisition of Goodrich on July 26, 2012, we assumed approximately $328 million of postretirement projected benefit obligations.
We modified the postretirement medical benefits provided to legacy Goodrich salaried employees by eliminating any company subsidy for retirements that occur after January 31, 2014. This resulted in a $16 million reduction in the projected benefit obligation as of July 26, 2012.
The components of net periodic benefit cost are as follows:

(dollars in millions)	2013	2012	2011
Other Postretirement Benefits:
Service cost	$3	$3	$3
Interest cost	38	37	39
Expected return on plan assets	—	—	(1)
Amortization of prior service credit	(10)	(4)	(2)
Recognized actuarial net gain	(4)	(6)	(8)
Net settlement and curtailment gain	—	(2)	(8)
Net periodic other postretirement benefit cost	$27	$28	$23

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2013 are as follows:

(dollars in millions)
Current year actuarial gain	$(62)
Current year prior service credit	(1)
Amortization of prior service credit	10
Amortization of actuarial net gain	4
Net settlements and curtailments	—
Total recognized in other comprehensive loss	$(49)
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$22

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2014 include actuarial net gains of $3 million and prior service credit of $1 million.
Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2013	2012	2013	2012	2011
Discount rate	4.4%	3.6%	3.6%	4.2%	4.9%
Expected return on plan assets	—	—	—	—	5.0%

Assumed health care cost trend rates are as follows:

	2013	2012
Health care cost trend rate assumed for next year	7.5%	8.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2013 One-Percentage-Point
(dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$3	$(2)
Effect on postretirement benefit obligation	69	(59)

ESTIMATED FUTURE BENEFIT PAYMENTS
Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $86 million in 2014, $83 million in 2015, $80 million in 2016, $74 million in 2017, $68 million in 2018, and $283 million from 2019 through 2023.
Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.
Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2013 and 2012 is for the plan's year-end at June 30, 2012, and June 30, 2011, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents at least 80 percent funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP).

(dollars in millions)		Pension Protection Act Zone Status		FIP/ RP Status	Contributions
Pension Fund	EIN/Pension Plan Number	2013	2012	Pending/ Implemented	2013	2012	2011	Surcharge Imposed	Expiration Date of Collective-Bargaining Agreement
National Elevator Industry Pension Plan	23-2694291	Green	Green	No	$71	$63	$56	No	July 8, 2017
Other funds					34	36	38
					$105	$99	$94

For the plan years ended June 30, 2012 and 2011, respectively, we were listed in the National Elevator Industry Pension Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2013.
In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Health Benefit Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $12 million, $11 million and $10 million for 2013, 2012 and 2011, respectively.
Stock-based Compensation. UTC's long-term incentive plan authorizes various types of market and performance based incentive awards that may be granted to officers and employees. Our Long-Term Incentive Plan (LTIP) was initially approved on April 13, 2005 and amended in 2011 to increase the maximum number of shares available for award under the LTIP to 119 million shares. All equity-based compensation awards are made exclusively through the LTIP. As of December 31, 2013, approximately 32 million shares remain available for awards under the LTIP. The LTIP does not contain an aggregate annual award limit. We expect that the shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding. The LTIP will expire after all shares have been awarded or April 30, 2017, whichever is sooner.
Under the LTIP and predecessor long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year may become vested and exercisable subject to certain terms and conditions. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, vesting for awards held more than one year does not accelerate but will vest as scheduled based on actual performance relative to target metrics. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.
We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the statement of operations. For the years ended December 31, 2013, 2012 and 2011, $275 million, $210 million and $221 million, respectively, of compensation cost was recognized in operating results. The associated future income tax benefit recognized was $97 million, $76 million and $75 million for the years ended December 31, 2013, 2012 and 2011, respectively.
For the years ended December 31, 2013, 2012 and 2011, the amount of cash received from the exercise of stock options was $378 million, $381 million and $226 million, respectively, with an associated tax benefit realized of $194 million, $111 million and $101 million, respectively. In addition, for the years ended December 31, 2013, 2012 and 2011, the associated tax benefit realized from the vesting of performance share units was $26 million, $15 million and $19 million, respectively. Also, in accordance with the Compensation—Stock Compensation Topic of the FASB ASC, for the years ended December 31, 2013, 2012 and 2011, $115 million, $67 million and $81 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.
At December 31, 2013, there was $185 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 1.9 years.
A summary of the transactions under all long-term incentive plans for the year ended December 31, 2013 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units		Other Incentive Shares/Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**
Outstanding at:
December 31, 2012	13,806	$52.45	38,421	$68.70	2,791	$74.77	1,284
Granted	309	87.46	6,719	86.87	942	84.03	543
Exercised/earned	(7,840)	49.40	(5,747)	63.19	(886)	71.80	(233)
Cancelled	(36)	75.04	(1,178)	81.31	(146)	78.63	(116)
December 31, 2013	6,239	$57.88	38,215	$72.33	2,701	$78.77	1,478

*	weighted-average exercise price

**	weighted-average grant stock price
 The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2013, 2012 and 2011 was $19.91, $19.32 and $20.26, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2013, 2012, and 2011 was $91.71, $82.15 and $87.65, respectively. The total fair value of awards vested during the years ended December 31, 2013, 2012 and 2011 was $219 million, $187 million and $170 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2013, 2012 and 2011 was $608 million, $370 million and $336 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units vested was $75 million, $46 million and $59 million during the years ended December 31, 2013, 2012 and 2011, respectively.
The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2013:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands; aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	43,979	$69.70	$1,939	5.5	27,656	$63.44	$1,393	3.9
Performance Share Units/Restricted Stock	3,722	—	424	1.1

*	weighted-average exercise price per share

**	weighted-average contractual remaining term in years
The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2013, 2012 and 2011. Lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2013	2012	2011
Expected volatility	26% – 27%	30% – 35%	26% – 32%
Weighted-average volatility	27%	30%	26%
Expected term (in years)	7.3 – 7.6	7.4 – 7.7	7.5 – 8.0
Expected dividends	2.6%	2.3%	2.4%
Risk-free rate	0.1% – 1.9%	0.0% – 2.0%	0.1% – 3.5%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Separate employee groups and equity award characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.